Filed Pursuant to Rule 497(e)
                                                   1933 Act File No. 333-30470
                                                   1940 Act File No. 811-09815



                               THE ARBITRAGE FUNDS

               SUPPLEMENT TO THE PROSPECTUS DATED OCTOBER 1, 2009

                     THIS SUPPLEMENT IS DATED JUNE 18, 2010

Effective as of 4:00 PM ET July 19, 2010, the Class R shares and the Class I shares of The Arbitrage Fund will close to new investors, except as described below. The following information is to be read in conjunction with the section "HOW TO PURCHASE SHARES" beginning on page fourteen (14) of the Prospectus.

After the close date, new accounts may continue to be established under the following circumstances:

    1) A financial advisor, registered investment adviser, or financial intermediary whose clients have established accounts in the Fund as of July 19, 2010 may continue to open new accounts in the Fund for any of its new or existing clients.

    2) A firm directing discretionary or non-discretionary "model" business whose clients have established accounts in the Fund as of July 19, 2010 may continue to open new accounts in the Fund for any of its new or existing clients.

    3) Existing or new participants in employee benefit plans such as 401(k) retirement plans that have listed the Fund as an investment option as of July 19, 2010 may continue to open new accounts in the Fund through such benefit plan.

    4) Trustees and family members of the Fund's Board of Trustees and Water Island Capital employees and family members may continue to open new accounts in the Fund.

The Fund, in its sole discretion, may permit the establishment of new accounts under circumstances not identified above, and may reject any purchase order or rescind any exception listed above. The Fund also reserves the right, at any time, to re-open to new investors or to modify the extent to which future sales of shares are limited.

                                      * * *

         Prospective investors and shareholders who have questions about The Arbitrage Fund should call 1-800-295-4485 or write to The Arbitrage Funds, c/o DST Systems, Inc., P.O. Box 219842, Kansas City, Missouri, 64121-9842.